                UBS SERIES TRUST - TACTICAL ALLOCATION PORTFOLIO

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003


                                                               February 20, 2004


Dear Investor,

The purpose of this supplement is to notify you that the Board of Trustees of the Portfolio has voted to modify the way in which the Portfolio seeks to achieve its investment objective of "total return, consisting of long-term capital appreciation and current income." Under the revised investment strategy, the Portfolio will use the existing institutional asset allocation process of UBS Global Asset Management. The equity portion of the portfolio will no longer seek to track the S&P 500 Index, and instead will be actively managed. The fixed income portion of the portfolio also will become actively managed, and may include more diversified types of fixed income securities. Reallocation of the portfolio's exposure to equity and fixed income asset classes may occur at any time, rather than only on the first day of the month as is currently indicated in the prospectus.

The change in the investment strategy of the Portfolio will take effect after the Portfolio's registration statement is amended in accordance with regulatory requirements, which is currently anticipated to be on or about May 1, 2004.

In addition, there has been a change in the Portfolio Manager of the Portfolio. The Fund is now being managed by a team of investment professionals. Accordingly, the paragraph in the sub-section "Portfolio Manager" on page 10 of the prospectus is deleted and replaced with the following:

          "The Fund is managed by a team of investment professionals."


                                                                          ZS-242